UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

Seelos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 12th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 998-6475

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Seelos Therapeutics, Inc. (the "Company") held its 2019 Annual Meeting of Stockholders on May 13, 2019 (the "Meeting"). At the Meeting, a total of 15,727,833 shares, or 77.8% of the Company's common stock issued and outstanding as of the record date, were represented in person or by proxy.

At the Meeting, the Company's stockholders considered four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2019.

Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect one Class I director, Daniel J. O'Connor, J.D., nominated by the Company's Board of Directors, to serve until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Daniel J. O'Connor, J.D.	6,651,529	93,617	8,982,687

Proposal No. 2: To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstentions
15,503,638	113,263	110,932

Proposal No. 3: To conduct an advisory (non-binding) vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
6,506,667	123,942	114,537	8,982,687

Proposal No. 4: To conduct an advisory (non-binding) vote on the frequency of holding future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
6,504,775	98,802	90,429	51,140	8,982,687

In light of the Company's prior practice of annual advisory shareholder votes on executive compensation and the results of this vote, the Company has determined that it will include an advisory shareholder vote on executive compensation in the Company's proxy materials every year until the next required advisory vote on the frequency of holding future advisory votes on executive compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: May 13, 2019	By:	/s/ Raj Mehra, Ph.D.
Name: Raj Mehra, Ph.D.
Title: Chief Executive Officer, President and Interim Chief Financial Officer